Summary Prospectus February 28, 2023

MFS® Commodity Strategy Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated February 28, 2023, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

class	ticker symbol
Class A	MCSAX
Class B	MCSFX
Class C	MCSHX
Class I	MCSIX
Class R1	MCSNX
Class R2	MCSOX
Class R3	MCSQX
Class R4	MCSTX
Class R6	MCSRX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 12 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses of the Fund	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.06%
Other Expenses of the Subsidiary^	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.07%
Total Annual Fund Operating Expenses	1.17%	1.92%	1.92%	0.92%	1.92%	1.42%	1.17%	0.92%	0.82%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.16%	1.91%	1.91%	0.91%	1.91%	1.41%	1.16%	0.91%	0.81%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
^	The fund's subsidiary is MFS Commodity Strategy Portfolio.
1	Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 29, 2024.

CMS-SUM-022823

MFS Commodity Strategy Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$686	$924	$1,181	$1,913
Class B Shares assuming[1]
redemption at end of period	$594	$902	$1,236	$2,048
no redemption at end of period	$194	$602	$1,036	$2,048
Class C Shares assuming[1]
redemption at end of period	$294	$602	$1,036	$2,048
no redemption at end of period	$194	$602	$1,036	$2,048
Class I Shares	$93	$292	$508	$1,130
Class R1 Shares	$194	$602	$1,036	$2,242
Class R2 Shares	$144	$448	$775	$1,701
Class R3 Shares	$118	$371	$643	$1,419
Class R4 Shares	$93	$292	$508	$1,130
Class R6 Shares	$83	$261	$454	$1,013

1	Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve the fund’s objective by providing exposure to the commodities markets through investing in commodity-linked derivatives rather than investing directly in commodities. Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals.

MFS expects to gain exposure to the commodities markets by investing in MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands. MFS Commodity Strategy Portfolio is advised by MFS and has the same objective, strategies, and restrictions as the fund, except that MFS gains exposure to the commodities markets for MFS Commodity Strategy Portfolio by investing directly in commodity-linked futures, options, and/or swaps. MFS may invest up to 25% of the fund's assets (at the time of purchase) in MFS Commodity Strategy Portfolio.

MFS Commodity Strategy Portfolio's investments in commodity-linked derivatives are leveraged (i.e., involves investment exposure greater than the amount of the investment). MFS expects the fund's exposure to the commodities markets to be approximately equivalent to investing all of the fund's investments in commodity-linked derivatives on an unleveraged basis.

MFS allocates MFS Commodity Strategy Portfolio’s investments in commodity-linked derivatives primarily based on proprietary quantitative models. MFS may also consider current market conditions, its qualitative assessment of the risk/return characteristics of commodities and commodity sectors, and other factors in structuring MFS Commodity Strategy Portfolio's portfolio.

MFS normally allocates the MFS Commodity Strategy Portfolio's commodity exposure across different commodities and commodity sectors, but MFS may expose a significant percentage of the MFS Commodity Strategy Portfolio's assets to a particular commodity or commodity sector or a limited number of commodities or commodity sectors.

MFS generally invests substantially all of the fund's assets not invested in MFS Commodity Strategy Portfolio in U.S. and foreign debt instruments. In addition, MFS Commodity Strategy Portfolio may also invest in U.S. and foreign debt instruments. Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, securitized instruments (including mortgage-backed securities and other asset-backed securities), and other obligations to repay money borrowed. Of the fund’s direct and indirect investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments.

MFS normally invests the fund's direct and indirect investments in debt instruments across different countries and regions, but MFS may invest a significant percentage of the fund's assets in issuers in a single country or region.

In addition to the commodity-linked derivatives used by MFS Commodity Strategy Portfolio as described above, MFS may use other types of derivatives for any investment purpose in managing the fund and/or MFS Commodity Strategy Portfolio. To the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, and swaps.

Some portion of the fund's and MFS Commodity Strategy Portfolio's assets may be held in cash and/or debt instruments due to collateral requirements for the fund's and MFS Commodity Strategy Portfolio's investments in derivatives.

MFS uses an active bottom-up investment approach to buying and selling debt investments for the fund. Debt investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative screening tools that systematically evaluate debt instruments may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Commodity-Related Investments Risk: The value of commodity-related investments may be more volatile than the value

MFS Commodity Strategy Fund

of equity securities or debt instruments and may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations, geopolitical events, or factors affecting a particular industry or commodity. The price of a commodity-related investment may be affected by demand/supply imbalances in the market for the commodity.

Allocation Risk: MFS’ assessment of the risk/return potential of commodity sectors and the resulting allocation among commodity sectors may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. The quantitative models used by MFS (both proprietary and third-party) may not produce the intended results for a variety of reasons, including the factors used in the models, the weight placed on each factor in the models, changes from the market factors' historical trends, changing sources of market return or market risk, and technical issues in the design, development, implementation, application, and maintenance of the models (e.g., incomplete, stale, or inaccurate data, programming or other software issues, coding errors, and technology failures).

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Financial Services Exposure Risk: Events that affect the financial services sector may have a significant adverse effect on the fund.

MFS Commodity Strategy Portfolio Risk: MFS Commodity Strategy Portfolio will not be registered as an investment company under the Investment Company Act of 1940 (the Act) and will not be subject to all of the investor protections of the Act, although MFS Commodity Strategy Portfolio will be managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the fund. Changes in the laws impacting the fund or MFS Commodity Strategy Portfolio could negatively affect the fund and its shareholders. By investing in MFS Commodity Strategy Portfolio, the fund is exposed to all the risks associated with MFS Commodity Strategy Portfolio’s investments.

Tax Risk: In order to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to the risk of diminished returns. Income from certain commodity-linked instruments may not constitute "qualifying income" for purposes of the requirements for RIC qualification under the Code, and income from investing in MFS Commodity Strategy Portfolio is “qualifying income” for such purposes only to the extent certain requirements are satisfied. The tax treatment of investing in commodity-linked instruments is unclear in certain respects and may be adversely affected by future legislation, U.S. Treasury Department regulations, and/or guidance issued by the Internal Revenue Service, which may have retroactive effect.

For federal income tax purposes, all of the MFS Commodity Strategy Portfolio's income and net gains (including net gains associated with the MFS Commodity Strategy Portfolio's commodity-related investments) are typically treated as ordinary income by the fund. As a result, a larger portion of the fund's distributions may be taxable as ordinary income rather than capital gains and the fund's investment in the MFS Commodity Strategy Portfolio may increase taxable distributions to shareholders.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Interest Rate Risk: In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities or durations, or that do not pay current interest.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the countries and regions to which the fund is exposed.

To the extent the fund focuses its investments in a particular commodity or commodity sector, the fund will be more susceptible to risks associated with that commodity or commodity sector.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

MFS Commodity Strategy Fund

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 24.77% (for the calendar quarter ended March 31, 2022) and the lowest quarterly return was (25.47)% (for the calendar quarter ended March 31, 2020).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2022)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	8.65%	5.11%	(1.81)%
C Shares	11.31%	5.30%	(1.83)%
I Shares	13.32%	6.38%	(0.96)%
R1 Shares	12.09%	5.30%	(1.96)%
R2 Shares	12.76%	5.84%	(1.46)%
R3 Shares	13.00%	6.08%	(1.22)%
R4 Shares	13.31%	6.34%	(0.98)%
R6 Shares	13.16%	6.36%	(0.95)%
A Shares	6.36%	4.85%	(1.80)%
Returns After Taxes on Distributions
A Shares	(3.07)%	(0.79)%	(4.63)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	3.66%	1.24%	(2.51)%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Commodity Index	16.09%	6.44%	(1.28)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Philipp Burgener	2019	Investment Officer of MFS
Alexander Mackey	2017	Investment Officer of MFS
Benjamin Nastou	2010	Investment Officer of MFS
Natalie Shapiro	2010	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

MFS Commodity Strategy Fund

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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